RELATED PARTY DISCLOSURES	12 Months Ended
Dec. 31, 2019
RELATED PARTY DISCLOSURES
RELATED PARTY DISCLOSURES

13.   RELATED PARTY DISCLOSURES

Key management personnel are those persons having authority and responsibility for planning, directing and controlling the activities of the Company, including any director of the Company. Compensation for key management personnel of the Company was as follows:

	Year ended	Year ended
	December 31, 2019	December 31, 2018
Compensation and benefits	$3,243	$1,624
Share-based compensation	1,955	423
Total compensation	$5,198	$2,047

During the years ended December 31, 2019 and 2018, the Company purchased $3.2 million and $3.3 million of refined gold from Pan American Silver Corp. (“Pan American”) at a price of US$650 per ounce purchased under its La Colorada gold Stream agreement (Note 17). As a consequence of its shareholding, Pan American is deemed to have a significant influence over the Company.